Exhibit 4.1

Execution Version

TO BE RECORDED AND WHEN

RECORDED RETURN TO:

Hunton Andrews Kurth LLP

550 South Hope Street, Suite 2000

Los Angeles, CA 90071

Attention: Christopher Hasbrouck, Esq.

TWENTY-SIXTH SUPPLEMENTAL INDENTURE

DATED AS OF JANUARY 17, 2025

SUPPLEMENT TO INDENTURE OF MORTGAGE

DATED AS OF JUNE 19, 2020

PACIFIC GAS AND ELECTRIC COMPANY

Issuer (Mortgagor)

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

Trustee (Mortgagee)

i

TWENTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of January 17, 2025 (this “Twenty-Sixth Supplemental Indenture”), by and between PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Company”), as Mortgagor, and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee under the Mortgage Indenture (as hereinafter defined) and Mortgagee (the “Trustee”).

RECITALS OF THE COMPANY

A. The Company and the Trustee are parties to that certain Indenture of Mortgage, dated as of June 19, 2020 (together with all indentures supplemental thereto, the “Mortgage Indenture”), providing for the issuance by the Company of Bonds (as defined in the Mortgage Indenture) from time to time.

B. Under the Mortgage Indenture, the Company is authorized to issue unlimited series of Bonds and establish one or more series of Bonds at any time in accordance with the provisions of the Mortgage Indenture, and the terms of such series of Bonds may be described by a supplemental indenture executed by the Company and the Trustee.

C. The Company is entering into a Loan Guarantee Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Guarantee Agreement”) with the U.S. Department of Energy, acting by and through the Secretary of Energy (or appropriate authorized representative (“DOE”)) which, among other things, provides the terms and conditions of one or more loans from the Federal Financing Bank (“FFB”) in an aggregate principal amount of up to $15,000,000,000 (the “FFB Loan”).

D. The Company’s obligation to repay the FFB Loan will be evidenced by (i) that certain Note Purchase Agreement, dated as of January 17, 2025, between the Company and FFB (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) and (ii) that certain Future Advance Promissory Note from the Company to FFB pursuant to the Note Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Note”) made by the Company to FFB, with a Maximum Principal Amount (as such term is defined in the Note) of $15,000,000,000.

E. DOE will guarantee the Company’s obligations to repay the FFB Loan.

F. The Company will be obligated to reimburse DOE for any payments made to FFB on behalf of the Company in connection with the FFB Loan, and such reimbursement obligations by the Company will be evidenced by the Note.

G. The Company, DOE and Citibank. N.A., as custodial agent (the “Custodial Agent”) have entered into a Custodial Agency Agreement, dated as of January 17, 2025 whereby the Custodial Agent will hold the Bonds of the DOE Collateral Series A issued pursuant to this Twenty-Sixth Supplemental Indenture as security for the Note.

H. As security for its Obligations (as hereinafter defined) under the Note, the Company has agreed to provide the Custodial Agent with one or more Bonds of the DOE Collateral Series A. Each such Bond of the DOE Collateral Series A shall correspond to the amount and terms of each Advance (as such term is defined in the Note), with the aggregate principal amount of all such Bonds of the DOE Collateral Series A corresponding to the aggregate principal amount of all Advances made under Note.

I. The Company proposes to establish such series of Bonds as being subject to a Periodic Offering as contemplated in Section 3.01 of the Mortgage Indenture, designated as the “Bonds of the DOE Collateral Series A” with such series to be limited in aggregate principal amount to $15,000,000,000 (the “Maximum Amount”).

J. Pursuant to Section 3.01 of the Mortgage Indenture, the Company and the Trustee deem it advisable to enter into this Twenty-Sixth Supplemental Indenture for the purposes of establishing the form of the Bonds of the DOE Collateral Series A and the procedures by which the terms of such Bonds of the DOE Collateral Series A are to be established.

K. The execution and delivery of this Twenty-Sixth Supplemental Indenture has been authorized by a Board Resolution (as defined in the Mortgage Indenture).

L. Concurrent with the execution hereof, the Company has delivered to the Trustee an Officer’s Certificate (as defined in the Mortgage Indenture) and has caused its counsel to deliver to the Trustee an Opinion of Counsel (as defined in the Mortgage Indenture) pursuant to Section 14.03 of the Mortgage Indenture.

M. The Company has done all things necessary to make this Twenty-Sixth Supplemental Indenture a valid agreement of the Company in accordance with its terms.

NOW, THEREFORE, the Company and the Trustee agree, for the benefit of each other and the equal and proportionate benefit of all Holders of the Bonds of the series established hereby, as follows:

ARTICLE I

DEFINITIONS

Unless the context otherwise requires, capitalized terms used but not defined herein have the meaning set forth in the Mortgage Indenture.

The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Twenty-Sixth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision.

The following additional definitions are hereby established for purposes of this Twenty-Sixth Supplemental Indenture and shall have the meanings set forth in this Twenty-Sixth Supplemental Indenture only for purposes of this Twenty-Sixth Supplemental Indenture.

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee arrangements from time to time entered into in connection with the Loan Documents.

“Electronic Means” means the following communications methods: e-mail, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“FFB Obligations” means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Advances and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Advances and all other obligations and liabilities of the Company to FFB or to DOE, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, any other Loan Document or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, in each case solely on account of the Advances.

“Final Maturity Date” means, with respect to any Advance, the maturity date for such Advance as evidenced on the relevant Bond of the DOE Collateral Series A.

“Interest Amount” means, without duplication, interest on all Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents.

“Loan Documents” means, collectively, the Loan Guarantee Agreement, the Note Purchase Agreement and the Note.

“Obligations” means all FFB Obligations, but excluding Ascertainable Fees and the Interest Amount.

ARTICLE II

ESTABLISHMENT OF THE BONDS OF THE DOE COLLATERAL SERIES A

Section 201 Establishment of the Bonds of the DOE Collateral Series A.

Pursuant to the terms hereof and Section 3.01 and Article V of the Mortgage Indenture, the Company hereby establishes a sixty-first series of Bonds designated as the “Bonds of the DOE Collateral Series A.” Each Bond of the DOE Collateral Series A issued pursuant to this Twenty-Sixth Supplemental Indenture shall be fully registered in the name of and delivered to the Custodial Agent. The particular terms of each such Bond of the DOE Collateral Series A shall be established pursuant to a Company Order.

Section 202 Form of the Bonds of the DOE Collateral Series A.

The Bonds of the DOE Collateral Series A shall be issued in certificated form and the form of the Bonds of the DOE Collateral Series A is set forth in Exhibit A hereto and is hereby incorporated herein and made a part hereof.

Section 203 Maximum Aggregate Principal Amount of the Bonds of the DOE Collateral Series A.

The aggregate principal amount of all Bonds of the DOE Collateral Series A which may at any time be issued and outstanding shall be limited to the Maximum Amount, and Bonds of such series may be executed, authenticated, delivered and issued hereunder from time to time subject to the restrictions and provisions contained in this Twenty-Sixth Supplemental Indenture and the Mortgage Indenture.

For all purposes of the Mortgage Indenture, the principal amount of the Bonds of the DOE Collateral Series A Outstanding as of any date of calculation shall be equal to the Obligations outstanding under the Loan Documents as of such date, but in no event shall the principal amount of all such Bonds of the DOE Collateral Series A in the aggregate as of any date of calculation be greater than the Maximum Amount. Principal of the Bonds of the DOE Collateral Series A shall be payable without the presentment or surrender thereof.

The date of each such Bond of the DOE Collateral Series A, the amount of principal payable on each such Bond of the DOE Collateral Series A, and the date or dates on which such principal is payable, shall be as set forth in each such Bond of the DOE Collateral Series A and shall correspond to the terms of the particular Advance to which such Bond of the DOE Collateral Series A relates.

Section 204 Interest Rates; Interest Payment Dates; Stated Maturity of the Bonds of the DOE Collateral Series A.

The rate or rates at which each Bond of the DOE Collateral Series A shall bear interest, the initial interest accrual date and the Interest Payment Dates with respect thereto shall be as set forth in each such Bond of the DOE Collateral Series A and shall correspond to the terms of the particular Advance to which such Bond of the DOE Collateral Series A relates.

The Stated Maturity of each Bond of the DOE Collateral Series A shall be as set forth in each such Bond of the DOE Collateral Series A and shall correspond to the terms of the particular Advance to which such Bond of the DOE Collateral Series A relates. In no event shall the Stated Maturity of any Bond of the DOE Collateral Series A fall after the Final Maturity Date.

Section 205 No Redemption; No Sinking Fund.

Each Bond of the DOE Collateral Series A shall not be subject to redemption prior to its respective Stated Maturity. No sinking fund is provided for the Bonds of the DOE Collateral Series A.

Section 206 Paying Agent and Bond Registrar.

The Trustee is hereby appointed as initial Paying Agent and initial Bond Registrar for the Bonds of the DOE Collateral Series A. The Place of Payment of the Bonds of the DOE Collateral Series A shall be the Corporate Trust Office of the Trustee; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates any such place or the Bond Registrar; provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, one or more of its offices as any such place or itself as the Bond Registrar.

Section 207 No Exchanges; Limitations on Transfers.

The Bonds of the DOE Collateral Series A may not be exchanged for any other Bond, except as provided in Section 3.06 of the Mortgage Indenture, and may not be transferred except to effect an assignment thereof to a successor or an assign of the Custodial Agent. The Company may take such actions as it shall deem necessary, desirable or appropriate to effect compliance with such restrictions on transfer, including the issuance of stop-transfer instructions to the Trustee or any other transfer agent.

Section 208 Other Terms of the Bonds of the DOE Collateral Series A.

The other terms of the Bonds of the DOE Collateral Series A shall be as expressly set forth herein, in Exhibit A and in a Company Order establishing the individual terms of each such Bond of the DOE Collateral Series A.

ARTICLE III

AMENDMENT, SUPPLEMENT AND WAIVER

The Trustee and the Company may not modify, amend or supplement this Twenty-Sixth Supplemental Indenture except as set forth in Article XIV of the Mortgage Indenture as if (a) references in Article XIV to “this Indenture” and “hereto” are deemed to include the Twenty-Sixth Supplemental Indenture, and (b) references to the Bonds of any series “Outstanding under this Indenture” (or similar expressions and phrases) are deemed to refer only to the Bonds of the DOE Collateral Series A established hereby and no other Bonds.

ARTICLE IV

COVENANTS

Each of the agreements and covenants of the Company contained in Article VII of the Mortgage Indenture shall apply to the Bonds of the DOE Collateral Series A established hereby as of their respective Original Issue Date (as defined in each Bond of the DOE Collateral Series A issued pursuant to this Twenty-Sixth Supplemental Indenture).

ARTICLE V

MISCELLANEOUS

Section 501 Concerning the Trustee.

The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twenty-Sixth Supplemental Indenture or the due execution hereof by the Company, or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company. Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Twenty-Sixth Supplemental Indenture other than as set forth in the Mortgage Indenture; and this Twenty-Sixth Supplemental Indenture is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Mortgage Indenture, as fully to all intents as if the same were herein set forth at length.

Section 502 Application of Twenty-Sixth Supplemental Indenture.

Except as provided herein, each and every term and condition contained in this Twenty-Sixth Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Mortgage Indenture shall apply only to the Bonds of the series established hereby and not to any other series of Bonds established under the Mortgage Indenture. Except as specifically amended and supplemented by, or to the extent inconsistent with, this Twenty-Sixth Supplemental Indenture, the Mortgage Indenture shall remain in full force and effect and is hereby ratified and confirmed.

Section 503 Headings.

The headings of the several Articles of this Twenty-Sixth Supplemental Indenture are inserted for convenience of reference, and shall not be deemed to be any part hereof.

Section 504 Effective Date.

This Twenty-Sixth Supplemental Indenture shall be effective upon the execution and delivery hereof by each of the parties hereto.

Section 505 Counterparts.

This Twenty-Sixth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall together constitute but one and the same instrument. Delivery of an executed Twenty-Sixth Supplemental Indenture by one party to the other may be made by electronic mail (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or other transmission method, and the parties hereto agree that any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 506 Governing Law.

The laws of the State of New York shall govern this Twenty-Sixth Supplemental Indenture and the Bonds of the DOE Collateral Series A, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 507 Severability.

In case any provision in this Twenty-Sixth Supplemental Indenture and the Bonds of the DOE Collateral Series A shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 508 Incorporation by Reference.

The terms of Schedule 1 attached hereto are incorporated herein and made a part hereof by this reference.

Section 509 Electronic Communication.

With respect to the Bonds of the DOE Collateral Series A under this Twenty-Sixth Supplemental Indenture, the Trustee shall have the right to accept and act upon instructions (“Instructions”), given pursuant to this Twenty-Sixth Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing Authorized Officers and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt thereof by the Company. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Sixth Supplemental Indenture to be duly executed as of the day and year first above written.

PACIFIC GAS AND ELECTRIC COMPANY,
as Issuer (Mortgagor)

By:	/s/ Margaret K. Becker
Name:	Margaret K. Becker
Title:	Vice President, Internal Audit and Treasurer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee (Mortgagee)

By:	/s/ Letha Glover
Name:	Letha Glover
Title:	Vice President

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF CALIFORNIA	}
}
COUNTY OF SAN FRANCISCO	}

On January 14, 2025, before me, Sylvia E. Perfetto, a notary public, personally appeared Margaret K. Becker, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

/s/ Sylvia E. Perfetto
Signature

SYLVIA E. PERFETTO
Notary Public - California
Alameda County
Commission # 2425860
My Comm. Expires Nov 8, 2026

(Seal)

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

STATE OF TEXAS

COUNTY OF HARRIS

On January 14, 2025, before me, April Bradley, personally appeared Letha Glover, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

/s/ April Bradley
Signature of Notary

APRIL MICHELLE BRADLEY

Notary Public – State of Texas

Notary ID # 133238619

My Commission Expires

July 28, 2025

(Seal)

EXHIBIT A

[FORM OF BONDS OF THE DOE COLLATERAL SERIES A]

[FORM OF FACE OF BOND]

NOTE: THE HOLDER OF THIS BOND BY ACCEPTANCE HEREOF AGREES TO RESTRICTIONS ON TRANSFER, TO WAIVERS OF CERTAIN RIGHTS OF EXCHANGE, AND TO INDEMNIFICATION PROVISIONS AS SET FORTH BELOW. IN ADDITION, THE BOND REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH BOND OR ANY INTEREST THEREIN MAY NOT BE TRANSFERRED WITHOUT COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

THIS BOND IS NOT TRANSFERABLE EXCEPT TO A SUCCESSOR OR ASSIGN OF THE CUSTODIAL AGENT UNDER THE CUSTODIAL AGENCY AGREEMENT REFERRED TO HEREIN AMONG THE COMPANY (AS DEFINED HEREIN) AND THE SEVERAL PARTIES THERETO. THE COMPANY MAY TAKE SUCH ACTIONS AS IT SHALL DEEM NECESSARY, DESIRABLE, OR APPROPRIATE TO EFFECT COMPLIANCE WITH THESE RESTRICTIONS ON TRANSFER, INCLUDING THE ISSUANCE OF STOP -TRANSFER INSTRUCTIONS TO THE TRUSTEE (AS DEFINED HEREIN) UNDER THE MORTGAGE INDENTURE REFERRED TO HEREIN OR ANY OTHER TRANSFER AGENT THEREUNDER.

AS SET FORTH HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THE FOLLOWING SUMMARY OF TERMS IS SUBJECT TO THE INFORMATION SET FORTH IN THIS BOND:

ORIGINAL ISSUE DATE: ________,20_____	FACE AMOUNT: $__________	INTEREST RATE: See below
MATURITY DATE: ________,20_____	INTEREST PAYMENT DATES: See below	THIS BOND IS A: ☐ Global Book-Entry Bond ☒ Certificated Bond
REGISTERED OWNER: Citibank, N.A., as Custodial Agent under the Custodial Agency Agreement (as defined below), or any successor Custodial Agent under the Custodial Agency Agreement

This Bond is not a Discount Bond

within the meaning of the within mentioned Mortgage Indenture

PACIFIC GAS AND ELECTRIC COMPANY

Bonds of the DOE Collateral Series A

Face Amount:

$_______

No. _______

PACIFIC GAS AND ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of California (herein called the “Company,” which term includes any successor Person pursuant to the applicable provisions of the Mortgage Indenture hereinafter referred to), for value received, hereby promises to pay to CITIBANK, N.A., as Custodial Agent (the “Custodial Agent”), or its registered assigns, on behalf of the Secured Parties (as defined herein), the principal sum of up to _______ DOLLARS ($_______ ) or such lesser principal amount as shall be equal to the corresponding Advance No. ____ Obligations (as defined herein) due and payable under the Loan Documents (as defined herein), and to pay interest with respect to this Bond at the Interest Rate (as defined herein) for such Advance No. ____ Obligations until the principal hereof is paid or duly made available for payment, but in each case not later than the Maturity Date specified above or, in the event of default of the payment of the principal hereof, until the Company’s obligations with respect to the payment of such principal shall be discharged as provided in the Mortgage Indenture.

The principal amount outstanding under this Bond will increase or decrease from time to time to be equal at all times to the Advance No. ____ Obligations outstanding from time to time under the Loan Documents. The principal due and payable hereunder by the Company as of any date shall be equal to the Advance No. ____ Obligations due and payable under the Loan Documents on such date, and such principal shall be payable on the same dates (whether on the stated due dates or by acceleration pursuant to the terms of the Loan Documents) as Advance No. ____ Obligations are payable from time to time pursuant to the Loan Documents. The obligation of the Company to make any payment of principal on this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid the Advance No. ____ Obligations due and payable under the Loan Documents.

Interest on this Bond shall be payable on each Interest Payment Date (as defined herein). The obligation of the Company to make any payment of interest with respect to this Bond shall be fully or partially, as the case may be, deemed to have been paid or otherwise satisfied and discharged to the extent that the Company has paid Interest Amounts (as defined herein) on the Advance No. ____ Obligations due and payable pursuant to the Loan Documents.

For purposes of this Bond:

“Advance No. ____” means the Advance pursuant to the Loan Documents relating to this Bond as set forth in a Company Order.

“Advance No. ____ FFB Obligations” means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of Advance No. ____ and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Advance No. ____ and all other obligations and liabilities of the Company to FFB or to DOE, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note, any other Loan Document or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise, in each case solely on account of Advance No. ____.

“Advance No. ____ Obligations” means all Advance No. ____ FFB Obligations, but excluding Ascertainable Fees and the Interest Amount.

“Ascertainable Fees” means any fees due and payable under the Loan Documents and any other written fee arrangements from time to time entered into in connection with the Loan Documents with respect to Advance No. ____ Obligations.

“Custodial Agency Agreement” means that certain custodial agency agreement, dated as of January 17, 2025 between Citibank, N.A., as Custodial Agent, the Company and DOE.

“Custodial Agent” has the meaning ascribed to it in the Custodial Agency Agreement.

“Interest Amount” means, without duplication, interest on all Advance No. ____ Obligations, and all Ascertainable Fees and interest thereon (including, for the avoidance of doubt, any default interest), due and payable under the Loan Documents.

“Interest Payment Date” means each date on which Interest Amounts are due and payable pursuant to the Loan Documents with respect to Advance No. ____ Obligations.

“Loan Documents” means, collectively, the Loan Guarantee Agreement, the Note Purchase Agreement and the Note.

“Secured Parties” means, collectively, DOE and FFB, and each of their permitted successors and assigns.

Other capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Mortgage Indenture, unless otherwise noted or the context otherwise requires.

The Trustee (as defined herein) may conclusively presume that the obligation of the Company to pay the principal of and interest with respect to this Bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Custodial Agent, signed by an authorized officer of the Custodial Agent, stating that the payment of principal of or interest with respect to this Bond has not been fully paid when due and specifying the amount of funds required to make such payment. The Trustee may also conclusively rely on any written notice from an authorized officer of the Custodial Agent with respect to the principal amount Outstanding at any time on this Bond and the interest payable with respect to this Bond at any time and the date or dates on which such principal and interest are payable.

Payments of the principal of and interest with respect to this Bond shall be made at the Corporate Trust Office of the Trustee located initially in Los Angeles, California or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of the principal of and interest with respect to this Bond, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Bond shall not be entitled to any benefit under the Mortgage Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ________________
PACIFIC GAS AND ELECTRIC COMPANY

By

By

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Bond of the series designated as the Bonds of the DOE Collateral Series A referred to in the within-mentioned Mortgage Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By
Authorized Signatory

Dated:

[FORM OF REVERSE OF BONDS OF THE DOE COLLATERAL SERIES A]

This Bond of the DOE Collateral Series A (this “Bond”) is one of a duly authorized issue of Bonds of the Company (the “Bonds”) issued and issuable in one or more series under and equally secured by an Indenture of Mortgage, dated as of June 19, 2020 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Bonds, being herein called the “Mortgage Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Mortgage Indenture), and reference is hereby made to the Mortgage Indenture for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Bonds thereunder and of the terms and conditions upon which the Bonds are, and are to be, authenticated and delivered. The acceptance of this Bond shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Mortgage Indenture.

This Bond is issued to the Custodial Agent by the Company pursuant to the Company’s obligations under the Loan Documents (solely with respect to the Advance No. ____ Obligations).

This Bond is not subject to redemption prior to the Maturity Date specified above.

As provided in the Mortgage Indenture and subject to certain limitations therein set forth, this Bond or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Mortgage Indenture and to be no longer Outstanding thereunder, and the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with money, if any, deposited with or held by the Trustee or such Paying Agent, will be sufficient to pay when due the principal of and interest with respect to this Bond when due.

If an Event of Default (as defined in the Loan Guarantee Agreement) shall have occurred under Section 10.01(a) of the Loan Guarantee Agreement by reason of a failure by the Company to make a payment with respect to any Advance No. ____ Obligations when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in payment of an amount of principal of this Bond equal to the amount of such unpaid Advance No. ____ Obligations (but, in no event, in excess of the face amount (maximum principal amount) of this Bond). If an Event of Default (as defined in the Loan Guarantee Agreement) shall have occurred under Section 10.01(a) of the Loan Guarantee Agreement by reason of a failure by the Company to make a payment of any Interest Amount or any other Advance No. ____ Obligation when the same shall be due and payable (including by acceleration) pursuant to the Loan Documents, it shall be deemed to be an Event of Default, for purposes of Section 10.01 of the Mortgage Indenture, in the payment of an amount of interest with respect to this Bond equal to the amount of such unpaid Interest Amount or amount of such other Advance No. ____ Obligations. The Company’s obligations with respect to this Bond shall be fully satisfied when (and the holder hereof shall surrender this Bond to, or upon the order of, the Company for cancellation) all of the Advance No. ____ Obligations and Interest Amounts then due and payable shall have been duly paid by the Company. At the time of surrender of this Bond, the holder hereof shall deliver such appropriate instruments of transfer or release as may reasonably be requested by the Company.

If an Event of Default shall occur and be continuing as provided in the Mortgage Indenture, the Trustee or the Holders of not less than 25% in aggregate principal amount of Bonds then Outstanding, considered as one class, may declare the principal amount of all Bonds then Outstanding to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by Holders); provided, however, that with respect to certain Events of Default relating to bankruptcy, insolvency and similar events, the principal amount of all Bonds then Outstanding shall be due and payable immediately without further action by the Trustee or the Holders.

The Mortgage Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Mortgage Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding, considered as one class; provided, however, that if there shall be Bonds of more than one series Outstanding under the Mortgage Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Bonds of any series shall have been issued in more than one Tranche and if a proposed supplemental indenture shall directly affect the rights of the Holders of Bonds of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Bonds of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Mortgage Indenture permits the Company and the Trustee to enter into one or more supplemental indentures for certain purposes without the consent of any Holders of Bonds; and provided, further, that for the avoidance of doubt, the foregoing shall not change the voting requirements under Section 14.02 of the Mortgage Indenture, which for the avoidance of doubt, require the consent of the Holders of each Outstanding Bond of each series or Tranche in certain circumstances. The Mortgage Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of Bonds, on behalf of the Holders of all such Bonds, to waive certain past defaults under the Mortgage Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond. Notwithstanding the foregoing, no supplemental indenture shall amend, modify or waive any provision of Section 10.07 of the Mortgage Indenture without the consent of the Holders.

As provided in and subject to the provisions of the Mortgage Indenture, the Holder of this Bond shall not have the right to institute any proceeding with respect to the Mortgage Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of at least 25% in aggregate principal amount of the Bonds at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of at least a majority in aggregate principal amount of Bonds at the time Outstanding a direction inconsistent with such written request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Bond for the enforcement of any payment of principal hereof or interest with respect hereto on or after the respective due dates expressed herein.

No reference herein to the Mortgage Indenture and no provision of this Bond or of the Mortgage Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest with respect to this Bond at the times, place and rate, and in the coin or currency, herein prescribed.

For all purposes of the Mortgage Indenture, the principal amount of this Bond Outstanding as of any date of calculation shall be equal to the Advance No. ____ Obligations outstanding under the Loan Documents as of such date.

This Bond is issuable in the denomination of $___________ or such greater or lesser amount equal to the face amount of this Bond as provided herein.

As provided in the Mortgage Indenture and subject to certain limitations set forth therein and herein, the transfer of this Bond is registrable in the Bond Register, upon surrender of this Bond for registration of transfer at the office or agency of the Company in any place where the principal of and interest with respect to this Bond are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Bond Registrar, as the case may be, duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Bonds of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

Before any transfer of this Bond by the Holder or such Holder’s legal representative will be recognized or given effect by the Company or the Trustee, the Holder shall note the then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond, and shall notify the Company and the Trustee of the name and address of the transferee and shall afford the Company and the Trustee the opportunity of verifying the notation as to such then current principal amount payable on this Bond, the interest accrued to the date of such transfer and the then current face amount of this Bond. By acceptance hereof the Holder of this Bond and each transferee shall be deemed to have agreed to indemnify and hold harmless the Company and the Trustee against all losses, claims, damages or liability arising out of any failure on part of the Holder or of any such transferee to comply with the requirements of the preceding sentence.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Bond for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

This Bond shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereunder, except to the extent that the Trust Indenture Act shall be applicable.

As provided in the Mortgage Indenture, no recourse shall be had for the payment of the principal of or interest with respect to this Bond, or any part thereof, or for any claim based hereon or otherwise in respect hereof, or of the indebtedness represented hereby, or upon any obligation, covenant or agreement under the Mortgage Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Mortgage Indenture and all the Bonds are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Mortgage Indenture and the issuance of this Bond.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of principal of or interest on this Bond shall be applied by the holder hereof to the payment of any amounts owing by the Company on the Advance No. ____ Obligations and Interest Amounts that are then due or are to become due, and shall, to the extent of such application, for all purposes, satisfy and discharge the obligation of the Company to make such payment on such Advance No. ____ Obligations and Interest Amounts, respectively.

Anything in this Bond, the Mortgage Indenture, or the Loan Documents to the contrary notwithstanding, any payment by the Company of the Advance No. ____ Obligations and Interest Amounts pursuant to the Loan Documents shall, to the extent thereof, for all purposes, satisfy and discharge the obligation of the Company to make a payment of principal or interest, as the case may be, in respect of this Bond that is then due or is to become due.

SCHEDULE OF INCREASES OR DECREASES IN THE PRINCIPAL AMOUNT OF

THIS BOND OF THE DOE COLLATERAL SERIES A

Date	Amount of Increase in Principal Amount of this Bond	Amount of Decrease in Principal Amount of this Bond	Principal Amount of this Bond following such Increase or Decrease	Signature of Authorized Signatory of the Trustee

ASSIGNMENT FORM

To assign this Bond, fill in the form below: (1) or (we) assign and transfer this Bond to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint

to transfer this Bond on the books of the Company. The agent may substitute another to act for him.

Date:

Your signature:
(Sign exactly as your name appears on the face of this Bond)

Tax Identification No.:

SIGNATURE GUARANTEE:

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Bond Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Bond Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

SCHEDULE 1

RECORDING INFORMATION

This Schedule 1 is hereby incorporated into and made a part of the Twenty-Sixth Supplemental Indenture. The Twenty-Sixth Supplemental Indenture (or a memorandum describing such Twenty-Sixth Supplemental Indenture) shall be recorded in the Official Records of the County (as defined above) in order to put third parties on record notice with respect thereto.

The Mortgage Indenture was initially recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column A below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column B below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2020 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2020 (the “2020 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column C below.

The Seventh Supplemental Indenture, dated as of November 16, 2020 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column D below.

The Eighth Supplemental Indenture, dated as of March 11, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column E below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2021 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of September 9, 2021 (the “2021 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column F below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column G below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column H below.

Sch. 1-1

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-A Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of March 31, 2022 (the “2022-A Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column I below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column J below.

The Sixteenth Supplemental Indenture, dated as of June 8, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column K below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2022-B Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of August 12, 2022 (the “2022-B Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column L below.

The Seventeenth Supplemental Indenture, dated as of October 4, 2022 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column M below.

The Eighteenth Supplemental Indenture, dated as of January 6, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column N below.

The Nineteenth Supplemental Indenture, dated as of March 30, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column O below.

The Twentieth Supplemental Indenture, dated as of June 5, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column P below.

Certain parcels of real property located in certain counties have been released from the lien of the Mortgage Indenture, as set forth in the 2023 Partial Release (as defined below). To the extent applicable, the Certificate of Partial Release of Lien, dated as of December 15, 2023 (the “2023 Partial Release”) was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column Q below.

The Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column R below.

Sch. 1-2

The Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column S below.

The Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024 was recorded in the Official Records of the County on the applicable recording dates and at the applicable instrument numbers set forth in column T below.

	A	B	C	D
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)
Alameda	Date: 7/8/2020 Instrument: 2020159002	Date: 8/19/2020 Instrument: 2020203390	—	Date: 3/8/2021 Instrument: 2021094794

Alpine	Date: 7/8/2020 Instrument: Ins. 000313	Date: 8/21/2020 Instrument: 2020000409	—	Date: 2/26/2021 Instrument: 2021-000224

Amador	Date: 7/7/2020 Instrument: 2020-0005302	Date: 8/19/2020 Instrument: 2020-0006984-00	—	Date: 3/8/2021 Instrument: 20210002728

Butte	Date: 7/7/2020 Instrument: 2020-0026656	Date: 8/19/2020 Instrument: 2020-0033263	—	Date: 2/24/2021 Instrument: 2021-0008993

Calaveras	Date: 7/7/2020 Instrument: 2020-008603	Date: 8/19/2020 Instrument: 2020-011334	—	Date: 2/24/2021 Instrument: 2021-003707

Colusa	Date: 7/13/2020 Instrument: 2020-0002012	Date: 8/19/2020 Instrument: 2020-0002404	—	Date: 2/25/2021 Instrument: 2021-0000922

Contra Costa	Date: 7/10/2020 Instrument: 2020-0137967-00	Date: 8/24/2020 Instrument: 2020-0179597	—	Date: 3/8/2021 Instrument: 2021-0068856

El Dorado	Date: 7/7/2020 Instrument: 2020-0033173-00	Date: 8/19/2020 Instrument: 2020-0042892-00	—	Date: 3/4/2021 Instrument: 2021-0014976

Fresno	Date: 7/7/2020 Instrument: 2020-0084490	Date: 8/20/2020 Instrument: 2020-0108156	—	Date: 2/24/2021 Instrument: 2021-0031297

Glenn	Date: 7/8/2020 Instrument: 2020-2622	Date: 8/25/2020 Instrument: 2020-3320	—	Date: 2/25/2021 Instrument: 2021-0901

Humboldt	Date: 7/14/2020 Instrument: 2020-011590	Date: 8/24/2020 Instrument: 2020-014544	—	Date: 3/5/2021 Instrument: 2021005120

Kern	Date: 7/7/2020 Instrument: 220088046	Date: 8/19/2020 Instrument: 220113312	Date: 12/29/2020 Instrument: 220202055	Date: 2/24/2021 Instrument: 221034332

Kings	Date: 7/7/2020 Instrument: 2011843	Date: 8/21/2020 Instrument: 2015093	—	Date: 2/24/2021 Instrument: 2104019

Lake	Date: 7/7/2020 Instrument: 2020008082	Date: 8/19/2020 Instrument: 2020010193	—	Date: 2/24/2021 Instrument: 2021003293

Lassen	Date: 7/8/2020 Instrument: 2020-02654	Date: 8/20/2020 Instrument: 2020-03389	—	Date: 2/25/2021 Instrument: 2021-00982

Sch. 1-3

	A	B	C	D
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)
Madera	Date: 7/7/2020 Instrument: 2020015446	Date: 8/19/2020 Instrument: 2020019584	—	Date: 3/9/2021 Instrument: 2021007361

Marin	Date: 7/7/2020 Instrument: 2020-0028741	Date: 8/19/2020 Instrument: 2020-0037600	—	Date: 2/24/2021 Instrument: 2021-0013112

Mariposa	Date: 7/7/2020 Instrument: 20202190	Date: 8/20/2020 Instrument: 20202821	—	Date: 3/4/2021 Instrument: 20211080

Mendocino	Date: 7/7/2020 Instrument: 202007917	Date: 8/19/2020 Instrument: 2020-10112	—	Date: 2/24/2021 Instrument: 2021-02892

Merced	Date: 7/7/2020 Instrument: 2020022266	Date: 8/19/2020 Instrument: 2020028493	—	Date: 2/24/2021 Instrument: 2021008602

Modoc	Date: 7/7/2020 Instrument: 20200001804	Date: 8/19/2020 Instrument: 20200002135	—	Date: 2/24/2021 Instrument: 20210000422

Monterey	Date: 7/7/2020 Instrument: 2020032685	Date: 8/19/2020 Instrument: 2020042185	—	Date: 2/24/2021 Instrument: 2021014097

Napa	Date: 7/7/2020 Instrument: 2020-0016006	Date: 8/20/2020 Instrument: 2020-0020526	—	Date: 3/4/2021 Instrument: 2021-0008728

Nevada	Date: 7/7/2020 Instrument: 20200015164	Date: 8/25/2020 Instrument: 20200020840	—	Date: 3/4/2021 Instrument: 20210007838

Placer	Date: 7/7/2020 Instrument: 2020-0067740	Date: 8/19/2020 Instrument: 2020-0087937-00	—	Date: 2/24/2021 Instrument: 2021-0026083-00

Plumas	Date: 7/9/2020 Instrument: 2020-0003422	Date: 8/20/2020 Instrument: 2020-0004742	—	Date: 3/11/2021 Instrument: 2021-0001758

Sacramento	Date: 7/7/2020 Instrument: Ins-202007071055	Date: 8/19/2020 Instrument: 202008190892	—	Date: 2/24/2021 Instrument: 202102241076

San Benito	Date: 7/7/2020 Instrument: 2020-0007874	Date: 8/19/2020 Instrument: 2020-0010072	—	Date: 3/4/2021 Instrument: 2021-0003400

San Bernardino	Date: 7/7/2020 Instrument: 2020-0226134	Date: 8/19/2020 Instrument: 2020-0294961	—	Date: 2/24/2021 Instrument: 2021-0087782

San Francisco	Date: 7/7/2020 Instrument: 2020-K949017-00	Date: 8/19/2020 Instrument: 2020006126	—	Date: 2/24/2021 Instrument: 2021036477

San Joaquin	Date: 7/7/2020 Instrument: 2020-080390	Date: 8/19/2020 Instrument: 2020-103840	—	Date: 2/24/2021 Instrument: 2021-033997

San Luis Obispo	Date: 7/7/2020 Instrument: 2020033897	Date: 8/19/2020 Instrument: 2020043805	Date: 3/5/2021 Instrument: 2021017044	Date: 3/8/2021 Instrument: 2021017458

San Mateo	Date: 7/7/2020 Instrument: 2020064008	Date: 8/21/2020 Instrument: 2020-084135	—	Date: 2/24/2021 Instrument: 2021-030961

Santa Barbara	Date: 7/13/2020 Instrument: 2020-0034969	Date: 8/19/2020 Instrument: 2020-0043690	—	Date: 2/24/2021 Instrument: 2021-0014736

Sch. 1-4

	A	B	C	D
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Indenture of Mortgage, dated as of June 19, 2020)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 12, 2020)	(Certificate of Partial Release of Lien, dated as of December 15, 2020)	(Seventh Supplemental Indenture, dated as of November 16, 2020)
Santa Clara	Date: 7/7/2020 Instrument: 24528422	Date: 8/19/2020 Instrument: 24580344	—	Date: 2/24/2021 Instrument: 24845255

Santa Cruz	Date: 7/7/2020 Instrument: 2020-0024403	Date: 8/19/2020 Instrument: 2020-0031634	—	Date: 2/24/2021 Instrument: 2021-0011369

Shasta	Date: 7/7/2020 Instrument: 2020-0021039	Date: 8/19/2020 Instrument: 2020-0027008	Date: 12/29/2020 Instrument: 2020-0047326	Date: 2/24/2021 Instrument: 2021-0007584

Sierra	Date: 7/9/2020 Instrument: 2020171226	Date: 8/20/2020 Instrument: 2020171540	—	Date: 2/25/2021 Instrument: 2020172589

Solano	Date: 7/7/2020 Instrument: Ins-202000054277	Date: 8/19/2020 Instrument: 202000069597	—	Date: 2/24/2021 Instrument: 202100021149

Sonoma	Date: 7/9/2020 Instrument: 2020055917	Date: 8/19/2020 Instrument: 2020070874	—	Date: 2/24/2021 Instrument: 2021021837

Stanislaus	Date: 7/8/2020 Instrument: 2020-0047771	Date: 8/19/2020 Instrument: 2020-0061515-00	—	Date: 2/24/2021 Instrument: 2021-0017942-00

Sutter	Date: 7/8/2020 Instrument: 2020-0009800	Date: 8/19/2020 Instrument: 2020-0012784	—	Date: 2/24/2021 Instrument: 20210003735

Tehama	Date: 7/7/2020 Instrument: 2020007674	Date: 8/19/2020 Instrument: 2020009820	—	Date: 2/24/2021 Instrument: 2021002378

Trinity	Date: 7/8/2020 Instrument: 202002224	Date: 8/20/2020 Instrument: 202002748	—	Date: 2/25/2021 Instrument: 202100581

Tulare	Date: 7/7/2020 Instrument: 2020-0039416	Date: 8/26/2020 Instrument: 2020-0049011	—	Date: 3/2/2021 Instrument: 2021-0015218

Tuolumne	Date: 7/7/2020 Instrument: 2020007628	Date: 8/19/2020 Instrument: 2020009759	—	Date: 3/2/2021 Instrument: 2021003503

Yolo	Date: 7/8/2020 Instrument: 2020-0020467	Date: 8/19/2020 Instrument: 2020-0026550	Date: 3/8/2021 Instrument: 2021-0009288	Date: 3/8/2021 Instrument: 2021-0009289

Yuba	Date: 7/8/2020 Instrument: 2020-010218	Date: 8/19/2020 Instrument: 2020-012939	—	Date: 2/24/2021 Instrument: 2021-003119

Sch. 1-5

	E	F	G	H	I
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Eighth Supplemental Indenture, dated as of March 11, 2021)	(Certificate of Partial Release of Lien, dated as of September 9, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	(Certificate of Partial Release of Lien, dated as of March 31, 2022)
Alameda	Date: 06/15/2021 Instrument: 2021215933	—	Date: 09/14/2021 Instrument: 2021309420	Date: 01/26/2022 Instrument: 2022017249	—

Alpine	Date: 06/16/2021 Instrument: 2021000559	—	Date: 09/14/2021 Instrument: 2021-000769	Date: 01/24/2022 Instrument: 2022000031	—

Amador	Date: 06/15/2021 Instrument: 2021-0007084	—	Date: 09/15/2021 Instrument: 2021-0010656	Date: 01/25/2022 Instrument: 2022-0000724	—

Butte	Date: 06/17/2021 Instrument: 2021-0027732	—	Date: 09/10/2021 Instrument: 2021-0040855	Date: 01/21/2022 Instrument: 2022-0002347	—

Calaveras	Date: 06/15/2021 Instrument: 2021-011005	—	Date: 09/16/2021 Instrument: 2021-016140	Date: 01/21/2022 Instrument: 2022-001421	—

Colusa	Date: 06/17/2021 Instrument: 2021-0002508	—	Date: 09/14/2021 Instrument: 2021-0003762	Date: 01/24/2022 Instrument: 2022-0000404	—

Contra Costa	Date: 06/15/2021 Instrument: 2021-0172986	Date: 09/13/2021 Instrument: 2021-0254505	Date: 09/22/2021 Instrument: 2021-0263934	Date: 01/21/2022 Instrument: 2022-0013443

El Dorado	Date: 06/15/2021 Instrument: 2021-0039831	—	Date: 09/13/2021 Instrument: 2021-0058502	Date: 01/21/2022 Instrument: 2022-0003838	—

Fresno	Date: 06/15/2021 Instrument: 2021-0097447	—	Date: 09/13/2021 Instrument: 2021-0148962	Date: 01/24/2022 Instrument: 2022-0009356	Date: 04/06/2022 Instrument: 2022-0044515

Glenn	Date: 06/23/2021 Instrument: 2021-2872	—	Date: 09/10/2021 Instrument: 2021-4123	Date: 01/24/2022 Instrument: 2022-0307	—

Humboldt	Date: 06/24/2021 Instrument: 2021-014188	—	Date: 09/15/2021 Instrument: 2021-020689	Date: 01/25/2022 Instrument: 2022-001615	—

Kern	Date: 06/15/2021 Instrument: 221112026	—	Date: 09/14/2021 Instrument: 221174492	Date: 01/21/2022 Instrument: 222010906	—

Kings	Date: 06/15/2021 Instrument: 2113322	—	Date: 09/17/2021 Instrument: 2120473	Date: 02/01/2022 Instrument: 2202147	—

Lake	Date: 06/16/2021 Instrument: 2021010225	—	Date: 09/13/2021 Instrument: 2021-015134	Date: 02/02/2022 Instrument: 2022001154	—

Sch. 1-6

	E	F	G	H	I
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Eighth Supplemental Indenture, dated as of March 11, 2021)	(Certificate of Partial Release of Lien, dated as of September 9, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	(Certificate of Partial Release of Lien, dated as of March 31, 2022)
Lassen	Date: 06/18/2021 Instrument: 2021-03286	—	Date: 09/13/2021 Instrument: 2021-04857	Date: 01/24/2022 Instrument: 2022-00332	—

Madera	Date: 06/15/2021 Instrument: 2021019093	—	Date: 09/10/2021 Instrument: 2021028583	Date: 01/21/2022 Instrument: 2022001843	—

Marin	Date: 06/15/2021 Instrument: 2021-0039212	—	Date: 09/10/2021 Instrument: 2021-0056705	Date: 01/21/2022 Instrument: 2022-0002727	Date: 04/06/2022 Instrument: 2022-0014733

Mariposa	Date: 06/15/2021 Instrument: 20212780	—	Date: 09/23/2021 Instrument: 20214302	Date: 02/01/2022 Instrument: 20220454	—

Mendocino	Date: 06/16/2021 Instrument: 2021-09192	—	Date: 09/17/2021 Instrument: 2021-14137	Date: 01/25/2022 Instrument: 2022-01242	—

Merced	Date: 06/15/2021 Instrument: 2021026546	—	Date: 09/13/2021 Instrument: 2021040766	Date: 01/21/2022 Instrument: 2022003686	—

Modoc	Date: 06/15/2021 Instrument: 20210001695	—	Date: 09/10/2021 Instrument: 20210002777	Date: 01/21/2022 Instrument: 20220000144	—

Monterey	Date: 06/17/2021 Instrument: 2021042424	—	Date: 09/13/2021 Instrument: 2021061137	Date: 01/24/2022 Instrument: 2022003479	—

Napa	Date: 06/15/2021 Instrument: 2021-0020222	—	Date: 09/13/2021 Instrument: 2021-0029107	Date: 01/25/2022 Instrument: 2022-0001607	—

Nevada	Date: 06/15/2021 Instrument: 20210020480	—	Date: 09/13/2021 Instrument: 20210030075	Date: 01/27/22 Instrument: 20220002043	Date: 03/31/2022 Instrument: 20220007109

Placer	Date: 06/15/2021 Instrument: 2021-0077769-00	—	Date: 09/10/2021 Instrument: 2021-0114356-00	Date: 01/25/2022 Instrument: 2022-0007227-00	Date: 03/31/2022 Instrument: 2022-0027849-00

Plumas	Date: 06/18/2021 Instrument: 2021-4121	Date: 09/21/2021 Instrument: 2021-0006513	Date: 09/24/2021 Instrument: 2021-0006605	Date: 01/24/2022 Instrument: 2022-0000507	—

Sacramento	Date: 06/18/2021 Instrument: 202106180534	—	Date: 09/13/2021 Instrument: 202109130797	Date: 01/21/2022 Instrument: 202201211306	—

San Benito	Date: 06/23/2021 Instrument: 2021-0009669	—	Date: 09/20/2021 Instrument: 2021-0014111	Date: 01/21/2022 Instrument: 2022-0000812	—

San Bernardino	Date: 06/15/2021 Instrument: 2021-0270300	—	Date: 09/10/2021 Instrument: 2021-0414379	Date: 01/21/2022 Instrument: 2022-0026583	—

Sch. 1-7

	E	F	G	H	I
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Eighth Supplemental Indenture, dated as of March 11, 2021)	(Certificate of Partial Release of Lien, dated as of September 9, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	(Certificate of Partial Release of Lien, dated as of March 31, 2022)

San Francisco	Date: 06/16/2021 Instrument: 2021096597	—	Date: 09/20/2021 Instrument: 2021147122	Date: 01/28/2022 Instrument: 2022010094	—

San Joaquin	Date: 06/15/2021 Instrument: 2021-102076	—	Date: 09/10/2021 Instrument: 2021-152907	Date: 01/21/2022 Instrument: 2022-009240	—

San Luis Obispo	Date: 06/15/2021 Instrument: 2021042772	—	Date: 09/10/2021 Instrument: 2021062407	Date: 01/24/2022 Instrument: 2022003310	—

San Mateo	Date: 06/15/2021 Instrument: 2021-090929	—	Date: 09/14/2021 Instrument: 2021-132011	Date: 01/24/2022 Instrument: 2022-006389	Date: 04/07/2022 Instrument: 2022-029645

Santa Barbara	Date: 06/16/2021 Instrument: 2021-0045121	—	Date: 09/15/2021 Instrument: 2021-0065545	Date: 01/24/2022 Instrument: 2022-0004075	—

Santa Clara	Date: 06/15/2021 Instrument: 24996810	Date: 09/21/2021 Instrument: 25107264	Date: 09/22/2021 Instrument: 25109534	Date: 01/24/2022 Instrument: 25224313	Date: 04/07/2022 Instrument: 25277354

Santa Cruz	Date: 06/15/2021 Instrument: 2021-0032793	—	Date: 09/10/2021 Instrument: 2021-0046780	Date: 01/21/2022 Instrument: 2022-0002159	—

Shasta	Date: 06/15/2021 Instrument: 2021-0024897	Date: 09/20/2021 Instrument: 2021-0039149	Date: 09/22/2021 Instrument: 2021-0039480	Date: 01/21/2022 Instrument: 2022-0002199	Date: 04/06/2022 Instrument: 2022-0011169

Sierra	Date: 06/17/2021 Instrument: 2021173017	—	Date: 09/14/2021 Instrument: 2021173609	Date: 01/26/2022 Instrument: 2022174179	—

Solano	Date: 06/15/2021 Instrument: 202100064487	—	Date: 09/10/2021 Instrument: 202100095898	Date: 01/24/2022 Instrument: 202200005916	—

Sonoma	Date: 06/15/2021 Instrument: 2021070076	—	Date: 09/13/2021 Instrument: 2021102595	Date: 01/24/2022 Instrument: 2022004991	—

Stanislaus	Date: 06/16/2021 Instrument: 2021-0057206	—	Date: 10/05/2021 Instrument: 2021-0093766	Date: 02/02/2022 Instrument: 2022-0007967	—

Sutter	Date: 06/17/2021 Instrument: 2021-0011236	—	Date: 09/29/2021 Instrument: 2021-0017681	Date: 01/25/2022 Instrument: 2022-0001163	—

Tehama	Date: 06/15/2021 Instrument: 2021008603	—	Date: 09/10/2021 Instrument: 2021012840	Date: 01/21/2022 Instrument: 2022000860	—

Trinity	Date: 06/17/2021 Instrument: 202101938	—	Date: 09/13/2021 Instrument: 202105327	Date: 01/24/2022 Instrument: 202200200	—

Sch. 1-8

	E	F	G	H	I
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Eighth Supplemental Indenture, dated as of March 11, 2021)	(Certificate of Partial Release of Lien, dated as of September 9, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of August 31, 2021)	(Memorandum of Supplemental First Mortgage Indentures, dated as of January 7, 2022)	(Certificate of Partial Release of Lien, dated as of March 31, 2022)
Tulare	Date: 06/15/2021 Instrument: 2021-0043754	—	Date: 09/10/2021 Instrument: 2021-0066763	Date: 02/25/2022 Instrument: 2022-0005026	—

Tuolumne	Date: 06/17/2021 Instrument: 2021009478	—	Date: 09/10/2021 Instrument: 2021014302	Date: 01/24/2022 Instrument: 2022000979	—

Yolo	Date: 06/16/2021 Instrument: 2021-0023598	—	Date: 09/10/2021 Instrument: 2021-0034493	Date: 01/24/2022 Instrument: 2022-0001936	—

Yuba	Date: 06/15/2021 Instrument: 2021-010827	—	Date: 09/10/2021 Instrument: 2021-016949	Date: 01/24/2022 Instrument: 2022-001131	—

	J	K	L	M	N
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	(Sixteenth Supplemental Indenture, dated as of June 8, 2022)	(Certificate of Partial Release of Lien, dated as of August 12, 2022)	(Seventeenth Supplemental Indenture, dated as of October 4, 2022)	(Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Alameda	Date: 05/25/2022 Instrument: 2022100365	Date: 08/05/22 Instrument: 2022138829	—	Date: 11/16/2022 Instrument: 2022186172	Date: 3/22/2023 Instrument: 2023033135

Alpine	Date: 05/20/2022 Instrument: 2022000254	Date: 08/10/22 Instrument: 2022000389	—	Date: 11/17/2022 Instrument: 2022000569	Date: 3/15/2023 Instrument: 2023000173

Amador	Date: 05/23/2022 Instrument: 2022-0004637	Date: 08/10/22 Instrument: 2022-0006870	—	Date: 11/18/2022 Instrument: 2022-0009747	Date: 3/16/2023 Instrument: 2023-0001359

Butte	Date: 05/18/2022 Instrument: 2022-0017492	Date: 08/05/22 Instrument: 2022-0026101	—	Date:11/16/2022 Instrument:2022-0036889	Date: 3/13/2023 Instrument: 2023-0007192

Calaveras	Date: 05/24/2022 Instrument: 2022-006931	Date: 08/05/22 Instrument: 2022-009868	—	Date: 11/16/2022 Instrument: 2022-013219	Date: 3/13/2023 Instrument: 2023-001718

Colusa	Date: 05/20/2022 Instrument: 2022-0001852	Date: 08/09/22 Instrument: 2022-0002621	—	Date: 11/22/2022 Instrument: 2022-0003593	Date: 3/16/2023 Instrument: 2023-0000721

Contra Costa	Date: 05/24/2022 Instrument: 2022-0087997	Date: 08/05/22 Instrument: 2022-0123193	—	Date: 11/17/2022 Instrument: 2022-0174703	Date: 3/13/2023 Instrument: 2023-0023272

El Dorado	Date: 05/18/2022 Instrument: 2022-0022236	Date: 08/05/22 Instrument: 2022-0032806	—	Date: 11/16/2022 Instrument: 2022-0043861	Date: 3/13/2023 Instrument: 2023-0006917

Sch. 1-9

	J	K	L	M	N
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	(Sixteenth Supplemental Indenture, dated as of June 8, 2022)	(Certificate of Partial Release of Lien, dated as of August 12, 2022)	(Seventeenth Supplemental Indenture, dated as of October 4, 2022)	(Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Fresno	Date: 05/24/2022 Instrument: 2022-0069162	Date: 08/05/22 Instrument: 2022-0099615	—	Date: 11/16/2022 Instrument: 2022-0139802	Date: 3/13/2023 Instrument: 2023-0022360

Glenn	Date: 05/18/2022 Instrument: 2022-1984	Date: 08/05/22 Instrument: 2022-3049	—	Date: 11/16/2022 Instrument: 2022-4524	Date: 3/13/2023 Instrument: 2023-0702

Humboldt	Date: 05/23/2022 Instrument: 2022-010058	Date: 08/05/22 Instrument: 2022-014652	—	Date: 11/16/2022 Instrument: 2022-019960	Date: 3/13/2023 Instrument: 2023-003116

Kern	Date: 05/24/2022 Instrument: 222082073	Date: 08/05/22 Instrument: 222121822	Date: 08/18/2022 Instrument: 222127316	Date: 11/16/2022 Instrument: 222171366	Date: 3/13/2023 Instrument: 223028449

Kings	Date: 06/03/2022 Instrument: 2022-2210786	Date: 08/10/22 Instrument: 2215025	—	Date: 11/22/2022 Instrument: 2222370	Date: 3/14/2023 Instrument: 2303989

Lake	Date: 05/20/2022 Instrument: 2022007278	Date: 08/09/22 Instrument: 2022010807	—	Date: 11/21/2022 Instrument: 2022015365	Date: 3/17/2023 Instrument: 2023003147

Lassen	Date: 05/20/2022 Instrument: 202202323	Date: 08/09/22 Instrument: 2022-03518	—	Date: 11/21/2022 Instrument: 2022-04959	Date: 3/15/2023 Instrument: 2023-00661

Madera	Date: 05/18/2022 Instrument: 2022013676	Date: 08/05/22 Instrument: 2022020642	—	Date: 11/16/2022 Instrument: 2022025180	Date: 3/13/2023 Instrument: 2023004536

Marin	Date: 05/18/2022 Instrument: 2022-0020238	Date: 08/05/22 Instrument: 2022-0028836	—	Date: 11/16/2022 Instrument: 2022-0037846	Date: 3/13/2023 Instrument: 2023-0005029

Mariposa	Date: 05/23/2022 Instrument: 20222048	Date: 08/09/22 Instrument: 20222965	—	Date: 11/18/2022 Instrument: 20223991	Date: 3/16/2023 Instrument: 20230573

Mendocino	Date: 06/03/2022 Instrument: 2022-07008	Date: 08/10/22 Instrument: 2022-09549	—	Date: 11/21/2022 Instrument: 2022-12958	Date: 3/15/2023 Instrument: 2023-02020

Merced	Date: 05/18/2022 Instrument: 2022019388	Date: 08/05/22 Instrument: 2022028723	—	Date: 11/16/2022 Instrument: 2022038776	Date: 3/21/2023 Instrument: 2023006148

Modoc	Date: 05/18/2022 Instrument: 20220000978	Date: 08/05/22 Instrument: 20220001810	—	Date: 11/16/2022 Instrument: 20220003071	Date: 3/13/2023 Instrument: 20230000385

Monterey	Date: 05/25/2022 Instrument: 2022024181	Date: 08/05/22 Instrument: 2022033420	—	Date: 11/30/2022 Instrument: 2022050216	Date: 3/14/2023 Instrument: 2023007515

Napa	Date: 05/24/2022 Instrument: 2022-0010514	Date: 08/08/22 Instrument: 2022-0015081	—	Date: 11/18/2022 Instrument: 2022-0020800	Date: 3/13/2023 Instrument: 2023-0004483

Sch. 1-10

	J	K	L	M	N
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	(Sixteenth Supplemental Indenture, dated as of June 8, 2022)	(Certificate of Partial Release of Lien, dated as of August 12, 2022)	(Seventeenth Supplemental Indenture, dated as of October 4, 2022)	(Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Nevada	Date: 05/18/2022 Instrument: 20220010774	Date: 08/05/22 Instrument: 20220016121	—	Date: 11/16/2022 Instrument: 20220022607	Date: 3/13/2023 Instrument: 20230003143

Placer	Date: 05/18/2022 Instrument: 2022-0042292-00	Date: 08/05/22 Instrument: 2022-0062679-00	—	Date: 11/16/2022 Instrument: 2022-0085376-00	Date: 3/13/2023 Instrument: 2023-0011889-00

Plumas	Date: 05/18/2022 Instrument: 2022-0003099	Date: 08/05/22 Instrument: 2022-0004592	—	Date: 11/16/2022 Instrument: 2022-0006421	Date: 3/13/2023 Instrument: 2023-0000790

Sacramento	Date: 05/24/2022 Instrument: 202205240418	Date: 08/05/22 Instrument: 202208050870	—	Date: 11/16/2022 Instrument: 202211160487	Date: 3/28/2023 Instrument: 202303280021

San Benito	Date: 05/18/2022 Instrument: 2022-0005300	Date: 08/25/22 Instrument: 2022-0007992	—	Date: 11/16/2022 Instrument: 2022-0010013	Date: 3/14/2023 Instrument: 2023-0001557

San Bernardino	Date: 05/18/2022 Instrument: 2022-0184555	Date: 08/05/22 Instrument: 2022-0271632	—	Date: 11/16/2022 Instrument: 2022-0374949	Date: 3/13/2023 Instrument: 2023-0059546

San Francisco	Date: 05/24/2022 Instrument: 2022052240	Date: 08/22/22 Instrument: 2022079527	—	Date: 12/02/2022 Instrument: 2022108546	Date: 3/23/2023 Instrument: 2023021283

San Joaquin	Date: 05/24/2022 Instrument: 2022-065791	Date: 08/05/22 Instrument: 2022-093830	—	Date: 11/18/2022 Instrument: 2022-130609	Date: 03/21/2023 Instrument: 2023-021829

San Luis Obispo	Date: 05/18/2022 Instrument: 2022021410	Date: 08/05/22 Instrument: 2022032062	—	Date: 11/16/2022 Instrument: 2022045019	Date: 3/13/2023 Instrument: 2023006723

San Mateo	Date: 05/18/2022 Instrument: 2022-041210	Date: 08/08/22 Instrument: 2022-059330	—	Date: 11/16/2022 Instrument: 2022-079380	Date: 3/27/2023 Instrument: 2023-013468

Santa Barbara	Date: 05/18/2022 Instrument: 2022-0024575	Date: 08/08/22 Instrument: 2022-0035155	—	Date: 11/16/2022 Instrument: 2022-0047931	Date: 3/21/2023 Instrument: 2023-0007944

Santa Clara	Date: 05/18/2022 Instrument: 25304880	Date: 08/08/22 Instrument: 25354494	—	Date: 11/16/2022 Instrument: 25400909	Date: 3/13/2023 Instrument: 25448609

Santa Cruz	Date: 05/18/2022 Instrument: 2022-0015672	Date: 08/05/22 Instrument: 2022-0022596	—	Date: 11/16/2022 Instrument: 2022-0030816	Date: 3/13/2023 Instrument: 2023-0004221

Shasta	Date: 05/18/2022 Instrument: 2022-0015875	Date: 08/05/22 Instrument: 2022-0023892	—	Date: 11/16/2022 Instrument: 2022-0034632	Date: 3/13/2023 Instrument: 2023-0005017

Sierra	Date: 05/20/2022 Instrument: 2022174496	Date: 08/08/22 Instrument: 2022174749	—	Date: 11/17/2022 Instrument: 2022175351	Date: 3/15/2023 Instrument: 2023176040

Sch. 1-11

	J	K	L	M	N
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Memorandum of Supplemental First Mortgage Indentures, dated as of May 13, 2022)	(Sixteenth Supplemental Indenture, dated as of June 8, 2022)	(Certificate of Partial Release of Lien, dated as of August 12, 2022)	(Seventeenth Supplemental Indenture, dated as of October 4, 2022)	(Eighteenth Supplemental Indenture, dated as of January 6, 2023)
Solano	Date: 05/18/2022 Instrument: 202200035505	Date: 08/08/22 Instrument: 202200052559	—	Date: 11/16/2022 Instrument: 202200072976	Date: 3/13/2023 Instrument: 202300010133

Sonoma	Date: 05/18/2022 Instrument: 2022035095	Date: 08/05/22 Instrument: 2022052874	—	Date: 11/16/2022 Instrument: 2022074196	Date: 3/13/2023 Instrument: 2023010314

Stanislaus	Date: 06/13/2022 Instrument: 2022-0042714	Date: 08/11/22 Instrument: 2022-0055142	—	Date: 11/23/2022 Instrument: 2022-0075478	Date: 3/29/2023 Instrument: 2023-0013999

Sutter	Date: 05/23/2022 Instrument: 2022-0007448	Date: 08/12/22 Instrument: 2022-0011134	—	Date: 11/18/2022 Instrument: 2022-0015136	Date: 3/16/2023 Instrument: 2023-0002240

Tehama	Date: 05/18/2022 Instrument: 2022006372	Date: 08/05/22 Instrument: 2022009472	—	Date: 11/16/2022 Instrument: 2022013471	Date: 3/13/2023 Instrument: 2023001981

Trinity	Date: 05/20/2022 Instrument: 202201347	Date: 08/09/22 Instrument: 202202621	—	Date: 11/18/2022 Instrument: 202203688	Date: 3/16/2023 Instrument: 202301165

Tulare	Date: 05/18/2022 Instrument: 2022-0031627	Date: 08/08/22 Instrument: 2022-0050147	—	Date: 11/16/2022 Instrument: 2022-0070659	Date: 3/30/2023 Instrument: 2023-0014874

Tuolumne	Date: 05/18/2022 Instrument: 2022006308	Date: 08/08/22 Instrument: 2022009386	—	Date: 11/16/2022 Instrument: 2022013139	Date: 3/13/2023 Instrument: 2023001860

Yolo	Date: 05/18/2022 Instrument: 2022-0012366	Date: 08/08/22 Instrument: 2022-0018489	—	Date: 11/16/2022 Instrument: 2022-0025371	Date: 3/13/2023 Instrument: 2023-0003662

Yuba	Date: 05/18/2022 Instrument: 2022-008109	Date: 08/08/22 Instrument: 2022-012051	—	Date: 11/16/2022 Instrument: 2022-017124	Date: 3/13/2023 Instrument: 2023-002484

	O	P	Q	R	S
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Nineteenth Supplemental Indenture, dated as of March 30, 2023)	(Twentieth Supplemental Indenture, dated as of June 5, 2023)	(Certificate of Partial Release of Lien, dated as of December 15, 2023)	(Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	(Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Alameda	Date: 06/05/2023 Instrument: 2023063521	Date: 08/21/2023 Instrument: 2023094821	Date: 12/18/2023 Instrument: 2023147380	Date: 01/18/2024 Instrument: 2024010299	Date: 05/03/2024 Instrument: 2024057077

Alpine	Date: 06/08/2023 Instrument: 2023000270	Date: 08/18/2023 Instrument: 2023000373	—	Date: 01/22/2024 Instrument: 2024000031	Date: 05/07/2024 Instrument: 2024000165

Sch. 1-12

	O	P	Q	R	S
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Nineteenth Supplemental Indenture, dated as of March 30, 2023)	(Twentieth Supplemental Indenture, dated as of June 5, 2023)	(Certificate of Partial Release of Lien, dated as of December 15, 2023)	(Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	(Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Amador	Date: 06/06/2023 Instrument: 2023-0003053	Date: 08/21/2023 Instrument: 2023-0004824	—	Date: 01/23/2024 Instrument: 2024-0000450	Date: 05/20/2024 Instrument: 2024-0002698

Butte	Date: 06/02/2023 Instrument: 2023-0014604	Date: 08/17/2023 Instrument: 2023-0021588	—	Date: 01/18/2024 Instrument: 2024-0002578	Date: 05/03/2024 Instrument: 2024-0012006

Calaveras	Date: 06/02/2023 Instrument: 2023-004011	Date: 08/17/2023 Instrument: 2023-006340	—	Date: 01/18/2024 Instrument: 2024-000405	Date: 05/03/2024 Instrument: 2024-003520

Colusa	Date: 06/05/2023 Instrument: 2023-0001388	Date: 08/18/2023 Instrument: 2023-0002066	—	Date: 01/23/2024 Instrument: 2024-0000213	Date: 05/06/2024 Instrument: 2024-0001084

Contra Costa	Date: 06/02/2023 Instrument: 2023-0052597	Date: 08/17/2023 Instrument: 2023-0079149	—	Date: 01/24/2024 Instrument: 2024-0007758	Date: 05/16/2024 Instrument: 2024-0045970

El Dorado	Date: 06/02/2023 Instrument: 2023-0015170	Date: 08/17/2023 Instrument: 2023-0023087	—	Date: 01/26/2024 Instrument: 2024-0001966	Date: 05/03/2024 Instrument: 2024-0012542

Fresno	Date: 06/02/2023 Instrument: 2023-0051499	Date: 08/17/2023 Instrument: 2023-0075938	—	Date: 01/18/2024 Instrument: 2024-0004193	Date: 05/03/2024 Instrument: 2024-0040106

Glenn	Date: 06/02/2023 Instrument: 2023-1625	Date: 08/17/2023 Instrument: 2023-2449	—	Date: 01/18/2024 Instrument: 2024-0149	Date: 05/03/2024 Instrument: 2024-1120

Humboldt	Date: 06/12/2023 Instrument: 2023-007527	Date: 08/17/2023 Instrument: 2023-010967	—	Date: 01/23/2024 Instrument: 2024-001013	Date: 05/15/2024 Instrument: 2024-006138

Kern	Date: 06/02/2023 Instrument: 223064355	Date: 08/17/2023 Instrument: 223098205	—	Date: 01/22/2024 Instrument: 224007837	Date: 05/03/2024 Instrument: 224051539

Kings	Date: 06/06/2023 Instrument: 2308178	Date: 08/18/2023 Instrument: 2312194	—	Date: 01/23/2024 Instrument: 2401118	Date: 05/08/2024 Instrument: 2406036

Lake	Date: 06/06/2023 Instrument: 2023006124	Date: 08/18/2023 Instrument: 2023009039	—	Date: 01/23/2024 Instrument: 2024000703	Date: 05/06/2024 Instrument: 2024004609

Lassen	Date: 06/06/2023 Instrument: 2023-01576	Date: 08/21/2023 Instrument: 2023-02503	—	Date: 01/23/2024 Instrument: 2024-00162	Date: 05/07/2024 Instrument: 2024-01261

Madera	Date: 06/02/2023 Instrument: 2023010320	Date: 08/17/2023 Instrument: 2023015614	—	Date: 01/18/2024 Instrument: 2024001084	Date: 05/03/2024 Instrument: 2024008802

Marin	Date: 06/02/2023 Instrument: 2023-0013933	Date: 08/17/2023 Instrument: 2023-0020499	—	Date: 01/24/2024 Instrument: 2024-0002148	Date: 05/03/2024 Instrument: 2024-0012795

Sch. 1-13

	O	P	Q	R	S
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Nineteenth Supplemental Indenture, dated as of March 30, 2023)	(Twentieth Supplemental Indenture, dated as of June 5, 2023)	(Certificate of Partial Release of Lien, dated as of December 15, 2023)	(Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	(Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Mariposa	Date: 06/07/2023 Instrument: 20231363	Date: 08/21/2023 Instrument: 20232142	—	Date: 01/29/2024 Instrument: 20240215	Date: 05/07/2024 Instrument: 20241083

Mendocino	Date: 06/06/2023 Instrument: 2023-04403	Date: 08/21/2023 Instrument: 2023-06606	—	Date: 01/29/2024 Instrument: 2024-00767	Date: 05/08/2024 Instrument: 2024-03770

Merced	Date: 06/02/2023 Instrument: 2023012316	Date: 08/17/2023 Instrument: 2023019368	—	Date: 01/18/2024 Instrument: 2024001260	Date: 05/03/2024 Instrument: 2024010008

Modoc	Date: 06/02/2023 Instrument: 20230000882	Date: 08/17/2023 Instrument: 20230001733	—	Date: 01/18/2024 Instrument: 20240000147	Date: 05/03/2024 Instrument: 20240000816

Monterey	Date: 06/12/2023 Instrument: 2023017636	Date: 08/17/2023 Instrument: 2023025534	—	Date: 01/31/2024 Instrument: 2024003352	Date: 05/03/2024 Instrument: 2024015659

Napa	Date: 06/05/2023 Instrument: 2023-0008336	Date: 08/17/2023 Instrument: 2023-0012033	—	Date: 01/22/2024 Instrument: 2024-0000843	Date: 05/17/2024 Instrument: 2024-0007033

Nevada	Date: 06/05/2023 Instrument: 20230007116	Date: 08/17/2023 Instrument: 20230011194	—	Date: 01/18/2024 Instrument: 20240001002	Date: 05/06/2024 Instrument: 20240006667

Placer	Date: 06/02/2023 Instrument: 2023-0028858-00	Date: 08/17/2023 Instrument: 2023-0043787-00	—	Date: 01/18/2024 Instrument: 2024-0002444-00	Date: 05/15/2024 Instrument: 2024-0025145-00

Plumas	Date: 06/02/2023 Instrument: 2023-0002170	Date: 08/17/2023 Instrument: 2023-0003290	—	Date: 01/18/2024 Instrument: 2024-0000151	Date: 05/15/2024 Instrument: 2024-0001804

Sacramento	Date: 06/12/2023 Instrument: 202306120260	Date: 08/17/2023 Instrument: 202308170355	Date: 12/15/2023 Instrument: 202312150887	Date: 01/18/2024 Instrument: 202401180626	Date: 05/15/2024 Instrument: 202405150402

San Benito	Date: 06/13/2023 Instrument: 2023-0003781	Date: 08/17/2023 Instrument: 2023-0005296	—	Date: 01/18/2024 Instrument: 2024-0000381	Date: 05/03/2024 Instrument: 2024-0002707

San Bernardino	Date: 06/12/2023 Instrument: 2023-0144099	Date: 08/24/2023 Instrument: 2023-0208019	—	Date: 01/25/2024 Instrument: 2024-0019469	Date: 05/15/2024 Instrument: 2024-0112790

San Francisco	Date: 06/06/2023 Instrument: 2023039990	Date: 08/21/2023 Instrument: 2023061559	—	Date: 02/05/2024 Instrument: 2024012710	Date: 05/20/2024 Instrument: 2024039636

San Joaquin	Date: 06/02/2023 Instrument: 2023-043341	Date: 08/17/2023 Instrument: 2023-065168	—	Date: 01/18/2024 Instrument: 2024-004712	Date: 05/03/2024 Instrument: 2024-036976

San Luis Obispo	Date: 06/05/2023 Instrument: 2023015504	Date: 08/17/2023 Instrument: 2023024299	—	Date: 01/18/2024 Instrument: 2024001471	Date: 05/03/2024 Instrument: 2024011840

Sch. 1-14

	O	P	Q	R	S
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Nineteenth Supplemental Indenture, dated as of March 30, 2023)	(Twentieth Supplemental Indenture, dated as of June 5, 2023)	(Certificate of Partial Release of Lien, dated as of December 15, 2023)	(Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	(Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
San Mateo	Date: 06/05/2023 Instrument: 2023-026373	Date: 08/17/2023 Instrument: 2023-039746	—	Date: 01/18/2024 Instrument: 2024-003045	Date: 05/15/2024 Instrument: 2024-025525

Santa Barbara	Date: 06/05/2023 Instrument: 2023-0015840	Date: 08/18/2023 Instrument: 2023-0024097	—	Date: 01/19/2024 Instrument: 2024-0001800	Date: 05/06/2024 Instrument: 2024-0013446

Santa Clara	Date: 06/05/2023 Instrument: 25483457	Date: 08/17/2023 Instrument: 25519458	—	Date: 01/18/2024 Instrument: 25587760	Date: 05/06/2024 Instrument: 25632491

Santa Cruz	Date: 06/05/2023 Instrument: 2023-0009819	Date: 08/17/2023 Instrument: 2023-0015485	—	Date: 01/18/2024 Instrument: 2024-0000987	Date: 05/06/2024 Instrument: 2024-0008307

Shasta	Date: 06/05/2023 Instrument: 2023-0011609	Date: 08/17/2023 Instrument: 2023-0017774	—	Date: 01/23/2024 Instrument: 2024-0001432	Date: 05/06/2024 Instrument: 2024-0009067

Sierra	Date: 06/05/2023 Instrument: 2023176236	Date: 08/18/2023 Instrument: 2023176564	—	Date: 01/22/2024 Instrument: 2024177251	Date: 05/06/2024 Instrument: 2024177718

Solano	Date: 06/05/2023 Instrument: 202300023593	Date: 08/17/2023 Instrument: 202300035469	—	Date: 01/18/2024 Instrument: 202400002504	Date: 05/06/2024 Instrument: 202400018873

Sonoma	Date: 06/02/2023 Instrument: 2023024786	Date: 08/17/2023 Instrument: 2023038248	—	Date: 01/18/2024 Instrument: 2024002404	Date: 05/03/2024 Instrument: 2024019183

Stanislaus	Date: 06/05/2023 Instrument: 2023-0024714	Date: 08/17/2023 Instrument: 2023-0038394	—	Date: 01/23/2024 Instrument: 2024-0002726	Date: 05/06/2024 Instrument: 2024-0020385

Sutter	Date: 06/06/2023 Instrument: 2023-0004857	Date: 08/21/2023 Instrument: 2023-007403	—	Date: 01/23/2024 Instrument: 2024-0000602	Date: 05/06/2024 Instrument: 2024-0003684

Tehama	Date: 06/02/2023 Instrument: 2023005416	Date: 08/17/2023 Instrument: 2023008121	—	Date: 01/23/2024 Instrument: 2024000649	Date: 05/06/2024 Instrument: 2024003696

Trinity	Date: 06/05/2023 Instrument: 202301828	Date: 08/18/2023 Instrument: 202302638	—	Date: 01/22/2024 Instrument: 202400098	Date: 05/06/2024 Instrument: 202401374

Tulare	Date: 06/05/2023 Instrument: 2023-0025609	Date: 08/17/2023 Instrument: 2023-0037812	—	Date: 01/18/2024 Instrument: 2024-0002855	Date: 05/06/2024 Instrument: 2024-0019471

Tuolumne	Date: 06/05/2023 Instrument: 2023004401	Date: 08/17/2023 Instrument: 2023006880	—	Date: 01/18/2024 Instrument: 2024000467	Date: 05/06/2024 Instrument: 2024003548

Yolo	Date: 06/05/2023 Instrument: 2023-0008748	Date: 08/17/2023 Instrument: 2023-0013671	—	Date: 01/18/2024 Instrument: 2024-0000975	Date: 05/06/2024 Instrument: 2024-0007564

Sch. 1-15

	O	P	Q	R	S
	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number	Recording Date & Instrument Number

County	(Nineteenth Supplemental Indenture, dated as of March 30, 2023)	(Twentieth Supplemental Indenture, dated as of June 5, 2023)	(Certificate of Partial Release of Lien, dated as of December 15, 2023)	(Memorandum of Supplemental First Mortgage Indentures, dated as of December 29, 2023)	(Twenty-Fourth Supplemental Indenture, dated as of February 28, 2024)
Yuba	Date: 06/05/2023 Instrument: 2023-005726	Date: 08/17/2023 Instrument: 2023-008437	—	Date: 01/18/2024 Instrument: 2024-000574	Date: 05/06/2024 Instrument: 2024-004650

T
Recording Date & Instrument Number

County	(Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)
Alameda	Date: 12/05/2024 Instrument: 2024149003

Alpine	Date: 12/10/2024 Instrument: 2024000585

Amador	Date: 12/10/2024 Instrument: 2024-0007136

Butte	Date: 12/04/2024 Instrument: 2024-0031196

Calaveras	Date: 12/04/2024 Instrument: 2024-011910

Colusa	Date: 12/09/2024 Instrument: 2024-0003117

Contra Costa	Date: 12/11/2024 Instrument: 2024-0132635

El Dorado	Date: 12/04/2024 Instrument: 2024-0035587

Fresno	Date: 12/04/2024 Instrument: 2024-0111858

Glenn	Date: 12/04/2024 Instrument: 2024-3660

Humboldt	Date: 12/04/2024 Instrument: 2024-017868

Sch. 1-16

T
Recording Date & Instrument Number

County	(Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)
Kern	Date: 12/05/2024 Instrument: 224150310

Kings	Date: 12/10/2024 Instrument: 2418367

Lake	Date: 12/10/2024 Instrument: 2024013300

Lassen	Date: 12/09/2024 Instrument: 2024-03700

Madera	Date: 12/04/2024 Instrument: 2024026286

Marin	Date: 12/05/2024 Instrument: 2024-0031964

Mariposa	Date: 12/10/2024 Instrument: 20243223

Mendocino	Date: 12/10/2024 Instrument: 2024-10519

Merced	Date: 12/05/2024 Instrument: 2024028921

Modoc	Date: 12/04/2024 Instrument: 20240002970

Monterey	Date: 12/05/2024 Instrument: 2024047455

Napa	Date: 12/05/2024 Instrument: 2024-0017862

Nevada	Date: 12/05/2024 Instrument: 20240019105

Placer	Date: 12/05/2024 Instrument: 2024-0066158-00

Plumas	Date: 12/05/2024 Instrument: 2024-0005508

Sch. 1-17

T
Recording Date & Instrument Number

County	(Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)
Sacramento	Date: 12/11/2024 Instrument: 202412110586

San Benito	Date: 12/05/2024 Instrument: 2024-0008146

San Bernardino	Date: 12/05/2024 Instrument: 2024-0289456

San Francisco	Date: 12/20/2024 Instrument: 2024098442

San Joaquin	Date: 12/05/2024 Instrument: 2024-106616

San Luis Obispo	Date: 12/05/2024 Instrument: 2024035769

San Mateo	Date: 12/05/2024 Instrument: 2024-065534

Santa Barbara	Date: 12/05/2024 Instrument: 2024-0036296

Santa Clara	Date: 12/05/2024 Instrument: 25738920

Santa Cruz	Date: 12/05/2024 Instrument: 2024-0024017

Shasta	Date: 12/05/2024 Instrument: 2024-0027656

Sierra	Date: 12/10/2024 Instrument: 2024178542

Solano	Date: 12/05/2024 Instrument: 202400055983

Sonoma	Date: 12/05/2024 Instrument: 2024059924

Stanislaus	Date: 12/05/2024 Instrument: 2024-0058643

Sch. 1-18

T
Recording Date & Instrument Number

County	(Twenty-Fifth Supplemental Indenture, dated as of September 5, 2024)
Sutter	Date: 12/05/2024 Instrument: 2024-0010667

Tehama	Date: 12/05/2024 Instrument: 2024011389

Trinity	Date: 12/10/2024 Instrument: 202403604

Tulare	Date: 12/05/2024 Instrument: 2024-0060928

Tuolumne	Date: 12/05/2024 Instrument: 2024-010857

Yolo	Date: 12/05/2024 Instrument: 2024-0021928

Yuba	Date: 12/05/2024 Instrument: 2024-013308

Sch. 1-19